UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Summit Municipal Intermediate Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds performed very well in the last six months, resulting in moderate returns for the 12-month period ended October 31, 2011. Municipal securities declined sharply at the beginning of our annual reporting period due to factors such as reduced demand, heavy issuance, rising Treasury interest rates, and fears of significant defaults. As the period progressed, they rebounded strongly amid a significant decline in issuance, tumbling Treasury yields tied to sluggish economic growth, and the Federal Reserve’s intention to keep short-term interest rates very low until mid-2013. In addition, investor confidence in munis increased as last year’s dire default predictions proved to be alarmist. T. Rowe Price’s Summit Municipal Funds generally performed in line with their benchmarks over the last year, and their longer-term relative performance remained favorable.

MARKET ENVIRONMENT

Economic growth in 2011 has been disappointing. After a strong start to the year, job growth faltered in the spring, and the national unemployment rate remains stubbornly around 9%. Also, the housing market continues to languish at depressed levels. With commodity prices somewhat elevated—though generally lower than they were in the spring—and with U.S. and European economic and debt concerns on the rise, consumers have been somewhat reluctant to increase their spending, and many businesses have restrained their expansion plans.

Despite the end of the Federal Reserve’s second round of quantitative easing since the global financial crisis of 2008 and S&P’s downgrade of the U.S. government’s long-term credit rating, intermediate- and long-term Treasury interest rates fell sharply in the last six months, approaching historic lows amid renewed fears of a double-dip recession. Municipal yields also declined, but to a lesser extent. To support the economy, the Federal Reserve indicated that it would likely keep short-term interest rates low until at least mid-2013. The Fed also unveiled new attempts to stimulate the economy, including a plan to purchase $400 billion of intermediate- and long-term Treasury securities and sell an equal amount of Treasuries maturing in three years or less.

With long-term municipal yields higher than comparable Treasury yields, long-term tax-free securities are a very attractive alternative, particularly for investors in the highest tax brackets. For example, as of October 31, 2011, the 3.75% yield offered by a 30-year tax-free municipal bond rated AAA was about 120% of the 3.13% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.21% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Year-to-date municipal issuance totaled only about $230 billion, according to The Bond Buyer. This is well below the brisk pace seen in the last few years. Contributing factors include the absence of the Build America Bond program and a pervasive sentiment toward fiscal austerity. Demand for municipal securities for much of the year has been weak but has been improving in recent months due to increased interest from individual investors and some nontraditional investors purchasing munis directly. Cash flows into municipal bond funds have been mostly negative in 2011, but flows in the last two months were positive.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. We believe many states deserve the high ratings that they have been given by the major credit rating agencies, and we do not see a near-term threat to their ability to continue servicing their outstanding debts. However, we continue to have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which also have good credit profiles.

In the last six months, many sectors produced strong gains. Revenue bonds outperformed both local and state general obligations (GOs). Among revenue bonds, health care was one of the top-performing segments, as hospitals are adjusting to new fiscal realities and last year’s health care reform legislation. We remain cautious and very selective on health care due to the likelihood of tighter reimbursement policies and state budget cuts that could affect Medicaid payments to providers. Medicaid and Medicare could also be targets for federal spending cuts. Other strong revenue sectors included education, industrial revenue, and transportation. Housing and solid waste bonds lagged somewhat. For the one-year period, GOs narrowly outperformed revenue bonds. Most revenue sectors produced good returns, but industrial revenue bonds trailed due to weakness among tobacco bonds. We are underweighting this sector because of declining long-term tobacco consumption trends.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.01% during both the 6- and 12-month periods ended October 31, 2011, compared with 0.01% and 0.02%, respectively, for the Lipper average. Money market funds still operate within the most challenging investment environment since they were first introduced over 40 years ago. Investment rates and, therefore, shareholder incomes continue to be held near 0.00% as the Fed’s expansive interest rate policy enters its third year. The looming risk of sovereign default in Europe, the continuing debt-limit drama in Washington, and a middling economic recovery highlight the uncertain investment climate. Despite the challenges, investors are demonstrating their preference for the safety and liquidity money market funds provide as part of an overall portfolio strategy.

The municipal money market, like other parts of the money markets, continues to face diminishing supply. As issuers take advantage of attractive rates, we are seeing increasing amounts of short-term debt being refinanced into longer maturities. Many banks—flush with deposits—are now directly financing municipal issuers instead of bringing bond deals to markets. And issuers of commercial paper and variable rate demand notes carrying liquidity facilities from troubled European banks have also sought to refinance such debt.

The investment landscape for money market investors offers scant returns. Treasury bill and agency discount notes with three-month maturities offer yields of 0.05% or less. While LIBOR funding rates have moved steadily higher in the past six months, municipal rates are lower versus the prior six months. Overnight and seven-day rates averaged between nine and 13 basis points (0.09% and 0.13%). Commercial paper rates out to 90 days averaged 15 to 18 basis points. Yields on six-month and one-year notes fell about 15 basis points versus the prior period and now average 0.20% to 0.25%.

Our investment strategy remains dominated by the quest for quality and safety. While we remain comfortable with interest rate risk—the Fed has stated it is on hold until mid-2013—we remain highly sensitive to credit risk, both in the form of struggling municipal finances and troubled bank liquidity providers. We have no bank exposure to Europe. Our largest municipal exposures are within the hospital, housing, and state and local government sectors.

We are quite concerned with events unfolding in Europe and with the deliberations of the Super Committee in Washington. Our investment focus remains on quality, stability of pricing, and liquidity. With rates unlikely to rise until the Fed is confident about the economic recovery, shareholders will probably continue to see returns near 0.00% for the foreseeable future.

Summit Municipal Intermediate Fund
Your fund returned 3.84% during the past six months and 3.21% for the fiscal year ended October 31, 2011, compared with returns of 3.72% and 3.04%, respectively, for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. The fund’s net asset value per share increased from $11.22 at the end of April to $11.47 at the end of October, while the 30-day SEC yield declined from 2.78% to 2.22%. Dividends contributed $0.18 per share during the six-month period.

We typically rely on credit research in our effort to overweight revenue bonds that offer incremental yield over high-quality GO and prerefunded bonds. This strategy remained in place during the past six months and benefited fund performance. There are certain market environments when this strategy is less beneficial; that is, when the yield differentials (or credit spreads) between different credit ratings are widening. For most of the fourth quarter of last year and the first quarter of this year, when we were underweight higher-quality sectors and overweight revenue bonds, credit spreads widened and the strategy was less successful.

Strategically, little has changed during the recent reporting period. The fund’s duration narrowed slightly, but it was similarly positioned relative to the benchmark. Our allocation to various sectors is essentially the same as it was six months ago. We are substantially overweight in revenue bonds and underweight in GOs and prerefunded bonds, as we prefer the former with their predictable income streams to GOs and the ongoing problems they are facing.

We took advantage of an opportunity to reduce our cash position during the period. The portfolio had been holding a substantial cash position, which produced a “barbell” structure of very short-term holdings balanced against 15- to 20-year bonds. We altered this structure by increasing our allocation to securities with longer maturities, mostly in the three- to five-year range, which increased the yield. We intend to maintain this strategy going forward. In addition, we also sold several short-term, high-quality bonds with extremely low yields.

Our overall returns versus our benchmark were positive throughout the fund’s fiscal year, driven by our posture on duration and allocation of bonds across the yield curve. Our sector allocations also helped. Besides our stance on revenue bonds versus GOs and prerefunded bonds, our exposure within various revenue sectors, particularly industrial development and pollution control revenue bonds, was positive. On a negative note, our individual security selection detracted from relative returns. As credit spreads tightened, most securities outperformed high-quality bonds, which is typical of a strong market.

Summit Municipal Income Fund
Your fund returned 6.45% during the past six months and 2.96% for the fiscal year ended October 31, 2011, compared with 5.94% and 2.83%, respectively, for the Lipper General Municipal Debt Funds Average. The fund’s net asset value rose from $10.69 to $11.15 during the six-month period, while its 30-day SEC yield fell from 4.04% to 3.48%. Dividends during the period contributed $0.22 per share.

Our strategy regarding maturities changed slightly since our last report. We maintained an overweight position in both long- and short-term securities, reflecting a barbell structure relative to the Barclays Capital Municipal Bond Index. However, we significantly reduced the overweighting at the short end and redeployed assets into 15- and 20-year securities, particularly during periods of market weakness that affected various areas of the yield curve. Our overweighting in securities with maturities greater than 20 years was a positive contributor to performance, as they outperformed other maturities during the past six months. Our longer duration relative to the benchmark also helped. The portfolio’s duration declined as market rates moved lower and many holdings priced to their call dates rather than to their maturities. The fund’s weighted average maturity, however, lengthened from 16.2 years at the end of April to 17.0 years at the end of the recent period.

We made slight shifts in the fund’s overall quality diversification. Exposure to AAA securities declined to 4% during the period. The reasons were twofold: First, S&P’s downgrade of U.S. Treasuries triggered downgrades on prerefunded bonds to AA+; second, we lowered the fund’s money market instrument holdings that typically carry AAA ratings. As a result, the fund’s component of AA securities increased to 34% from 30% six months earlier. The fund’s largest exposure is to A rated securities, which was 37% of net assets at the end of October.

There were no material shifts in the fund’s sector composition during the past six months. The transportation sector fell slightly to 22% and remains the largest in the portfolio. Airports and toll roads account for a large percentage of the sector. We maintained an overweight in health care, which was a positive contributor to performance and continues to offer attractive yields. Our underweight bias in GO debt remained in place, as our outlook for budget challenges, particularly at the local level, is not overly optimistic. We intend to invest selectively in the sector as our outlook improves and market opportunities arise. Accordingly, we recently purchased California GOs following budget cuts by the state and the issuance of new bonds after a long hiatus.

Fund holdings that performed best were dominated by longer maturities offering higher yields. A and BBB securities in particular, including hospitals and airports, produced strong returns as they bounced back from weak demand and low valuations earlier in the year. The laggards consisted mainly of maturities shorter than three years with high-quality and short-duration characteristics.

OUTLOOK

While we are pleased with the remarkable resilience of municipal bonds this year, we acknowledge that the credit and economic environment for municipalities is likely to remain challenging. Income and sales tax revenues have begun to increase, providing some support for state governments. However, tax revenues remain below previous peaks, and cutbacks in state support and persisting declines in property tax revenues will keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions. These efforts will need to continue—with or without additional federal government assistance.

While it is true that S&P downgraded several thousand municipal issues directly linked to U.S. Treasuries (such as prerefunded bonds) shortly after downgrading the U.S. government’s credit rating, we believe that the municipal bond market is a high-quality market with good opportunities for the long-term investor. Longer-term and lower-rated investment-grade bonds continue to offer a reasonable yield advantage, but we are mindful that municipal yields are at or near historical lows and that there is the potential for losses if rates start to rise. We expect demand for munis to remain steady as fears of major municipal defaults continue to wane and investors seek attractive tax-free income in an environment of low interest rates.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 18, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

YIELD DATA CORRECTION

Due to a systems error, the 30-day SEC yields published in the April 30, 2011, semi-annual report for the Summit Municipal Intermediate and Summit Municipal Income Funds were incorrect.

The correct 30-day yield for Summit Municipal Intermediate Fund as of April 30, 2011, was 2.78%. The correct 30-day yield for Summit Municipal Income Fund was 4.04%. We apologize for any inconvenience caused by these errors.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Capital Intermediate Competitive (1–17 Year Maturity) Bond Index: A sub-index of the Barclays Capital Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.6%		
Alabama 0.4%		
Courtland Ind. Dev. Board, PCR, Int'l. Paper, 4.75%, 5/1/17	1,500	1,524
Health Care Auth. for Baptist Health, 5.00%, 11/15/18	1,685	1,742
Univ. of Alabama Board of Trustees, Univ. of Alabama Birmingham Hosp., 5.75%, 9/1/22 (Tender 9/1/18)	4,000	4,415
		7,681
Alaska 0.3%		
Alaska HFC, Single Family, 5.25%, 12/1/25 (1)	2,500	2,601
Anchorage, GO, 5.00%, 3/1/20 (1)	3,255	3,602
		6,203
Arizona 0.9%		
Arizona HFA, Blood Systems, Inc, OB Group, 5.00%, 4/1/18	1,325	1,374
Arizona Board of Regents, Arizona State Univ., 6.00%, 7/1/26	2,350	2,702
Arizona Transportation Board, 5.00%, 7/1/27	2,145	2,343
Salt River Agricultural Improvement & Power Dist. 5.00%, 1/1/28	6,000	6,488
Salt River Agricultural Improvement & Power Dist. 5.25%, 1/1/15 (Prerefunded 1/1/12) (2)	510	519
Salt River Agricultural Improvement & Power Dist. 5.25%, 1/1/15 (Prerefunded 1/1/12) (2)	990	1,008
Tempe IDA, Friendship Village of Tempe, 5.375%, 12/1/13	1,180	1,138
		15,572
Arkansas 0.1%		
Univ. of Arkansas, 5.00%, 11/1/26 (1)	1,000	1,047
		1,047
California 11.9%		
Bay Area Toll Auth., San Francisco, 5.00%, 4/1/25	4,495	4,951
Bay Area Toll Auth., San Francisco, 5.25%, 4/1/26	6,590	7,356

California, Economic Recovery, GO, 5.00%, 7/1/15 (1)	5,000	5,535
California, Economic Recovery, 5.00%, 7/1/22	8,365	9,062
California, Economic Recovery, 5.25%, 7/1/21	13,755	15,870
California, Economic Recovery, GO, 5.25%, 7/1/12	12,610	13,023
California, GO, 5.00%, 11/1/12 (Prerefunded 11/1/11) (2)	145	145
California, GO, 5.00%, 9/1/15	2,530	2,841
California, GO, 5.00%, 9/1/17	4,030	4,567
California, GO, 5.00%, 10/1/17	5,100	5,781
California, GO, 5.25%, 3/1/23	6,000	6,618
California Dept. of Water Resources, Power Supply 4.00%, 5/1/16	9,000	9,957
California Dept. of Water Resources, Power Supply 5.00%, 5/1/14	10,000	11,053
California Dept. of Water Resources, Power Supply 5.00%, 5/1/16	10,000	11,505
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	4,105	4,583
California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (Prerefunded 5/1/12) (2)(3)	2,320	2,404
California Dept. of Water Resources, Power Supply Series H, 5.00%, 5/1/22	5,000	5,583
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20	1,400	1,468
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/27	7,650	7,661
California Municipal Fin. Auth., Republic Services 0.90%, 9/1/21 (Tender 1/3/12)	1,750	1,750
California Municipal Fin. Auth., Waste Management IDRB, VR, 3.00%, 9/1/14 (4)	1,525	1,577
Golden State Tobacco Securitization Corp., Tobacco Industry 5.00%, 6/1/14	1,600	1,668
Long Beach Harbor, 5.00%, 5/15/18 (1)	1,500	1,664
Los Angeles Airport, 5.00%, 5/15/25	3,390	3,718
Los Angeles Airport, 5.25%, 5/15/27	10,240	11,267

Los Angeles Community College Dist., GO, 5.00%, 8/1/24 (5)	2,000	2,131
Los Angeles Dept. of Water & Power, 5.00%, 7/1/21	2,800	3,322
Northern California Gas Auth. No. 1, VR, 0.963%, 7/1/27	2,000	1,422
Port of Oakland, 5.00%, 11/1/11 (1)(4)	1,000	1,000
San Buenaventura, Community Memorial Health 6.00%, 12/1/19	2,220	2,207
San Buenaventura, Community Memorial Health 6.25%, 12/1/20	2,000	2,005
San Buenaventura, Community Memorial Health 6.50%, 12/1/22	2,620	2,639
San Diego Unified School Dist., GO, 5.00%, 7/1/16 (1)	4,705	5,247
San Francisco City & County Airports Commission 5.00%, 5/1/22	9,000	10,062
San Francisco City & County Airports Commission 5.00%, 5/1/23	16,000	17,694
San Francisco City & County Airports Commission 5.50%, 5/1/25	9,200	10,143
Southern California Public Power Auth., 5.00%, 7/1/23	3,290	3,667
Univ. of California Regents, 5.00%, 5/15/19 (5)	1,295	1,385
Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.00%, 6/1/12	2,000	2,044
		216,575
Colorado 2.7%		
Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/18	5,000	5,729
Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/19	10,035	11,485
Colorado HFA, Evangelical Lutheran Good Samaritan Society 5.00%, 6/1/16	1,200	1,267
Colorado HFA, Valley View Hosp., 5.50%, 5/15/28	1,005	1,011
Denver City & County Airport, 5.00%, 11/15/17 (6)	3,500	3,955
Denver City & County Airport, 5.00%, 11/15/17 (4)	2,795	3,136
Denver City & County Airport, 5.00%, 11/15/22	3,500	3,950

Denver City & County Airport, 5.00%, 11/15/24 (7)	5,000	5,372
Denver City & County Airport, 5.25%, 11/15/27	5,560	6,082
Regional Transportation Dist., 5.00%, 11/1/27 (3)	4,800	5,250
Univ. of Colorado, 5.50%, 6/1/24	1,000	1,159
		48,396
Connecticut 0.3%		
Connecticut Dev. Auth., Light & Power, PCR, 1.25%, 5/1/31 (Tender 4/2/12) (4)	3,750	3,755
Mashantucket (Western) Pequot Tribe, 5.70%, 9/1/12 (8)(9)(13)	500	186
Mohegan Tribe Indians, 6.25%, 1/1/31	450	358
Mohegan Tribe Indians, Gaming Public Improvement 5.50%, 1/1/13 (8)	420	411
		4,710
Delaware 0.2%		
Delaware River & Bay Auth., 5.00%, 1/1/21 (1)	1,000	1,059
New Castle County, Newark Charter School, 5.00%, 9/1/26	820	759
Sussex County, Cadbury Lewes, 5.90%, 1/1/26	860	722
Wilmington, GO, 5.375%, 6/1/16 (Prerefunded 6/1/12) (2)(6)	1,925	1,983
		4,523
District of Columbia 2.2%		
District of Columbia, GO, 5.25%, 6/1/19 (5)	3,140	3,723
Metropolitan Washington D.C. Airports Auth., Series A 5.00%, 10/1/23	6,000	6,767
Metropolitan Washington D.C. Airports Auth., Series B 5.00%, 10/1/23	5,000	5,577
Washington Convention Center Auth., 5.00%, 10/1/18 (3)	6,090	6,657
Washington Convention Center Auth., 5.00%, 10/1/20 (3)	5,500	5,900
Washington Convention Center Auth., 5.00%, 10/1/21 (3)	4,500	4,791
Washington Metropolitan Area Transit Auth., 5.00%, 1/1/12 (1)	1,000	1,008

Washington Metropolitan Area Transit Auth., 5.25%, 7/1/20	1,000	1,166
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/22	2,500	2,858
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/26	1,000	1,107
		39,554
Florida 11.1%		
Broward County, Water & Sewer, 5.00%, 10/1/15 (3)	1,425	1,536
Collier County, Gas Tax, 5.25%, 6/1/14 (3)	500	528
Delray Beach, Decade of Excellence, GO, 5.00%, 2/1/13 (5)	1,000	1,053
Fishhawk Community Dev. Dist. II, Special Assessment 7.04%, 11/1/14	15	15
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/12 (6)	3,400	3,506
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/16	5,750	6,584
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/17	5,730	6,621
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/20 (3)	3,835	4,207
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/22	10,500	11,869
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/23 (6)	4,200	4,456
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.25%, 7/1/14 (Prerefunded 7/1/12) (2)(6)	3,250	3,391
Florida DOT, GO, 5.00%, 7/1/21	1,000	1,041
Florida DOT, Turnpike Auth., 5.00%, 7/1/18 (1)	1,275	1,450
Florida DOT, Turnpike Auth., 5.00%, 7/1/22	16,710	19,128
Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/14	6,290	6,777
Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/15	11,100	12,111
Florida Municipal Power Agency, 5.25%, 10/1/20	3,375	3,820
Florida Municipal Power Agency, 5.25%, 10/1/22	6,125	6,807

Florida State Board of Ed., Capital Outlay, GO, 5.00%, 6/1/30	1,555	1,629
Florida State Board of Ed., Capital Outlay, GO, 5.25%, 6/1/14	1,000	1,028
Florida State Board of Ed., Lottery, 5.00%, 7/1/17 (3)	4,690	5,229
Florida State Board of Ed., Lottery, 5.00%, 7/1/21	6,350	7,057
Florida State Board of Ed., Lottery, 5.00%, 7/1/23	2,000	2,223
Greater Orlando Aviation Auth., 5.00%, 10/1/15 (5)	2,250	2,403
Highlands County HFA, Adventist Health/Sunbelt VR, 5.00%, 11/15/18	1,600	1,730
Highlands County HFA, Adventist Health/Sunbelt VR, 5.00%, 11/15/19	1,615	1,733
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/21	140	148
Highlands County HFA, Adventist Health/Sunbelt, Series B1 5.00%, 11/15/21 (Prerefunded 11/15/15) (2)	820	947
Highlands County HFA, Adventist Health/Sunbelt, Series B2 5.00%, 11/15/21 (Prerefunded 11/15/15) (2)	140	162
Jacksonville, 5.375%, 10/1/17 (6)	1,000	1,035
Jacksonville, Excise Tax, 5.00%, 10/1/23 (3)	1,875	2,016
Jacksonville, Excise Tax, 5.25%, 10/1/19 (1)(4)	1,450	1,531
Jacksonville Electric Auth., 5.00%, 10/1/12	2,500	2,609
Jacksonville Electric Auth., 5.00%, 10/1/20	2,250	2,411
Jacksonville HFA, Baptist Health, VRDN, 0.14%, 8/15/21	200	200
Miami-Dade County, Aviation, 5.25%, 10/1/12 (1)(4)	6,350	6,626
Miami-Dade County, Aviation, 5.25%, 10/1/18 (1)(4)	2,450	2,527
Miami-Dade County, Aviation, 5.75%, 10/1/24	5,085	5,592
Miami-Dade County, Aviation, 5.75%, 10/1/26	100	109
Miami-Dade County, Public Services, 5.00%, 4/1/20 (1)	1,135	1,218
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/18 (Prerefunded 4/1/14) (2)(3)	1,475	1,621
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/21 (3)	5,235	5,597
Miami-Dade County EFA, Univ. of Miami, 5.25%, 4/1/20 (3)	4,610	5,206

Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	765	812
Orange County, Sales Tax, 5.00%, 1/1/14 (6)	1,550	1,624
Orange County, Sales Tax, 5.125%, 1/1/16 (6)	2,580	2,710
Orange County, Tourist Development Tax, 5.00%, 10/1/21	5,200	5,874
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20 (Prerefunded 1/1/15) (2)	280	315
Orlando-Orange County Expressway Auth., 5.00%, 7/1/26	12,505	13,489
Osceola County, Tourist Dev., 5.50%, 10/1/16 (6)	1,000	1,036
Palm Beach County, Criminal Justice Fac., 5.75%, 6/1/13 (6)	3,700	3,987
Paseo Community Dev. Dist., 5.00%, 2/1/12 (9)(14)	785	282
Pinellas County HFA, Baycare Health, 5.00%, 11/15/13	3,500	3,785
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/21 (3)	2,080	2,210
Reedy Creek Improvement Dist., Utility System 5.00%, 10/1/20 (3)	1,025	1,081
Saint Augustine, 5.00%, 10/1/24 (3)	2,400	2,493
Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16	675	632
South Miami HFA, Baptist Health South, 5.00%, 8/15/21	1,000	1,088
South Miami HFA, Baptist Health South, 5.00%, 8/15/23	2,545	2,682
Tolomato Community Dev. Dist., Special Assessment 6.375%, 5/1/17	440	320
Tolomato Community Dev. Dist., Special Assessment 6.45%, 5/1/23	1,000	673
		202,580
Georgia 2.8%		
Atlanta Airport, 5.00%, 1/1/26	3,190	3,378
Atlanta Airport, 5.75%, 1/1/22	4,750	5,590
Carroll City-County Hosp. Auth., Tanner Medical Center 5.00%, 7/1/22	1,235	1,355
Cobb County-Marietta Water Auth., 5.50%, 11/1/14 (Prerefunded 11/1/12) (2)	1,515	1,624

DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/21	3,500	3,879
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/24	2,850	3,062
Fulton County, Water & Sewer, 5.00%, 1/1/21 (Prerefunded 1/1/14) (2)(6)	2,180	2,385
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/14	2,000	2,144
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/17	6,870	7,033
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/19	3,900	3,924
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20	5,160	5,142
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/24	2,500	2,511
Municipal Electric Auth. of Georgia, 5.00%, 1/1/20	4,595	5,267
Municipal Electric Auth. of Georgia, 5.00%, 1/1/21	2,500	2,855
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34	810	774
		50,923
Hawaii 1.3%		
Hawaii, GO, 5.00%, 7/1/19 (3)	4,350	4,897
Hawaii, GO, 5.25%, 9/1/23 (1)	4,000	4,278
Hawaii Airports, 5.00%, 7/1/17 (4)	7,405	8,216
Hawaii Airports, 5.25%, 7/1/21 (4)(6)	2,275	2,276
Hawaii Airports, 5.25%, 7/1/23	4,175	4,657
		24,324
Illinois 2.7%		
Chicago, Neighborhoods Alive, GO, VRDN, 0.18%, 1/1/37	900	900
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/20 (3)	5,235	5,602

Iowa 0.1%		
Iowa Fin. Auth., Iowa Health, VRDN, 0.25%, 7/1/39	1,400	1,400
		1,400
Kansas 1.5%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.00%, 11/15/22	1,750	1,888
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.00%, 11/15/24	1,000	1,064
Kansas DOT, VRDN, 0.09%, 9/1/23	8,000	8,000
Lenexa Health Care Fac., Lakeview Village, 5.125%, 5/15/14	1,150	1,126
Wichita, Via Christi Health, 5.25%, 11/15/25	4,085	4,363
Wichita, Via Christi Health, 5.25%, 11/15/24	8,295	8,777
Wyandotte County Unified Gov't., Zero Coupon, 6/1/21	4,000	2,397
		27,615
Louisiana 0.5%		
Louisiana, Gas & Fuel, 5.00%, 5/1/24	3,500	3,983
Louisiana, GO, VR, 0.967%, 7/15/14	3,400	3,401
Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.25%, 4/1/23	575	638
Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.25%, 4/1/24	1,300	1,426
		9,448
Maryland 6.4%		
Baltimore, Convention Center Hilton, 5.00%, 9/1/16	755	724
Baltimore County, GO, TECP, 0.40%, 11/1/11	12,470	12,470
Frederick County, Public Fac., GO, 5.00%, 6/1/20	1,225	1,428
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/13	2,815	2,889

Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/16	3,025	3,169
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/17	1,775	1,847
Howard County, Vantage House, 5.00%, 4/1/13	725	717
Howard County, Vantage House, 5.00%, 4/1/14	760	742
JPMorgan Chase, Prince George's County, GO VRTR, 0.15%, 9/15/13 (8)	10,770	10,770
Maryland CDA, Residential, 5.50%, 9/1/31 (4)	2,050	2,135
Maryland DOT, 5.00%, 2/15/23	4,030	4,563
Maryland DOT, 5.50%, 2/1/15	3,050	3,494
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	1,150	1,158
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.125%, 6/1/20	2,770	2,790
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	3,500	4,109
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/29	1,270	1,455
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	5,000	4,907
Maryland HHEFA, Doctors Community Hosp., 5.30%, 7/1/25	4,165	3,910
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/18	1,595	1,757
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/19	3,495	3,823
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/20	2,395	2,589
Maryland HHEFA, Ingleside at King Farm, 5.00%, 1/1/17	185	184
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/46 (Tender 5/15/13)	800	854
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/48 (Tender 5/15/15)	1,950	2,185
Maryland HHEFA, Johns Hopkins Health, TECP, 0.40%, 11/4/11	3,500	3,500

Maryland HHEFA, Johns Hopkins Health, TECP 0.40%, 11/14/11	2,000	2,000
Maryland HHEFA, Johns Hopkins Health, TECP 0.43%, 12/12/11	4,815	4,815
Maryland HHEFA, Johns Hopkins Health, TECP, 0.45%, 12/6/11	2,500	2,500
Maryland HHEFA, Meritus Health, Washington County Health 5.00%, 1/1/18	1,000	1,045
Maryland HHEFA, Meritus Health, Washington County Health 6.00%, 1/1/28	2,265	2,323
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/21	4,000	4,332
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (3)	7,140	7,829
Maryland Transportation Auth., 5.00%, 7/1/21	1,775	2,039
Montgomery County, Consolidated Public Improvement 5.00%, 5/1/21 (Prerefunded 5/1/17) (2)	2,500	2,966
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/14 (3)(4)	8,000	8,470
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (3)(4)	500	526
		117,014
Massachusetts 1.7%		
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13) (2)	1,300	1,413
Massachusetts, GO, 5.00%, 8/1/24	1,750	1,975
Massachusetts, GO, 5.25%, 9/1/22 (5)	8,000	9,860
Massachusetts, GO, 5.50%, 12/1/23 (3)	4,500	5,673
Massachusetts Ed. Fin. Auth., 5.50%, 1/1/17	3,000	3,381
Massachusetts Ed. Fin. Auth., 5.50%, 1/1/22	3,500	3,865
Massachusetts HEFA, Harvard Univ., 5.00%, 12/15/24	4,250	4,946
		31,113
Michigan 0.8%		
Detroit City School Dist., 5.50%, 5/1/18 (Prerefunded 5/1/12) (2)(5)	1,650	1,693

Saint Louis Municipal Fin. Corp., City Justice Center 5.375%, 2/15/14 (3)	1,350	1,364
		20,899
Nebraska 0.9%		
Nebraska Ed. Fin. Auth., Creighton Univ., VRDN, 0.14%, 7/1/35	16,550	16,550
		16,550
Nevada 1.2%		
Clark County, GO, 5.00%, 11/1/20 (3)	1,680	1,831
Clark County, GO, 5.00%, 11/1/28 (5)	10,000	10,431
Clark County Airport, Las Vegas McCarran Int'l Airport 5.00%, 7/1/25 (5)	1,800	1,904
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.50%, 7/1/16 (4)(6)	3,815	4,072
Clark County School Dist., GO, 5.00%, 6/15/16 (5)	2,570	2,796
Clark County, IDRB, PCR, Southwest Gas 5.45%, 3/1/38 (Tender 3/1/13)	700	735
		21,769
New Hampshire 0.2%		
New Hampshire Business Fin. Auth., Elliot Hosp. 6.00%, 10/1/27	3,900	3,919
		3,919
New Jersey 1.5%		
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 3/1/15	2,000	2,216
New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/12	205	208
New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/14	600	627
New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/18	400	411
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/15	1,330	1,442
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/16	5,380	5,885

New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/17	1,330	1,457
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/18	1,420	1,553
New Jersey Higher Ed. Student Assistance Auth., 5.25%, 6/1/20	2,145	2,332
New Jersey Transportation Trust Fund Auth., 5.00%, 12/15/16	2,000	2,269
New Jersey Transportation Trust Fund Auth., 5.25%, 12/15/14	6,040	6,737
Tobacco Settlement Fin. Corp., 6.125%, 6/1/42 (Prerefunded 6/1/12) (2)	770	796
Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/16	1,750	1,848
		27,781
New Mexico 0.1%		
Sandoval County, IDRB, Intel, 5.00%, 6/1/20	2,025	2,164
		2,164
New York 12.2%		
Albany IDA, Saint Peter's Hosp., 5.50%, 11/15/13	1,000	1,056
Dormitory Auth. of the State of New York, 5.25%, 11/15/23 (Tender 5/15/12)	2,455	2,517
Dormitory Auth. of the State of New York, 7.50%, 5/15/13	3,500	3,839
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/19	2,110	2,320
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/20	1,360	1,486
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/21	5,200	5,659
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (5)	1,000	1,105
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/22	7,070	7,966
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/25	8,860	10,012

Dormitory Auth. of the State of New York, Personal Income Tax 5.25%, 2/15/27	3,600	3,995
Dormitory Auth. of the State of New York, State Univ. 5.25%, 7/1/19 (1)	2,275	2,495
Long Island Power Auth., 5.00%, 5/1/14	10,000	10,921
Long Island Power Auth., 5.00%, 12/1/21 (5)	3,000	3,297
Long Island Power Auth., 5.25%, 12/1/14	3,000	3,354
Long Island Power Auth., 5.50%, 4/1/24	1,850	2,076
Metropolitan Transportation Auth., 5.00%, 11/15/23	5,000	5,346
Metropolitan Transportation Auth., Dedicated Tax Fund 5.00%, 11/15/23 (1)	3,325	3,681
Nassau County IDA, Amsterdam at Harborside, 6.50%, 1/1/27	1,200	1,124
New York City, GO, 5.00%, 8/1/14	4,475	4,975
New York City, GO, 5.00%, 3/1/17	2,160	2,499
New York City, GO, 5.00%, 4/1/20	2,885	3,178
New York City, GO, 5.00%, 4/1/21 (6)	3,915	4,303
New York City, GO, 5.50%, 8/1/12	4,165	4,326
New York City, GO, Series B, 5.00%, 8/1/16	2,000	2,310
New York City, GO, Series C, 5.00%, 8/1/16	8,400	9,702
New York City, GO, Series G, 5.00%, 8/1/16	6,765	7,814
New York City, GO, Series H, 5.00%, 8/1/16	2,000	2,207
New York City, GO, Series I, 5.00%, 8/1/16	13,500	15,592
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	5,580	5,595
New York City IDA, 7 World Trade Center, 6.75%, 3/1/15	1,000	1,003
New York City IDA, Terminal One Group, 5.00%, 1/1/12 (4)	4,250	4,271
New York City IDA, Terminal One Group, 5.50%, 1/1/15 (4)	6,000	6,472
New York City Municipal Water Fin. Auth., Water Sewer 5.00%, 6/15/27	3,000	3,210
New York City Transitional Fin. Auth., 5.00%, 11/1/15	4,750	5,448
New York City Transitional Fin. Auth., 5.00%, 8/1/20	6,300	7,114
New York City Transitional Fin. Auth., 5.00%, 11/1/23	8,000	9,152

New York City Transitional Fin. Auth., 5.00%, 11/1/27	8,410	9,414
New York City Transitional Fin. Auth., VR, 5.50%, 11/1/26	1,100	1,100
New York State Thruway Auth., 5.00%, 4/1/18 (3)	10,000	11,220
New York State Thruway Auth., 5.00%, 1/1/22 (6)	6,310	6,982
New York State Thruway Auth., Second Highway & Bridge 5.00%, 4/1/23 (3)	4,500	4,935
Niagara County IDA, Covanta ARC, Solid Waste 5.45%, 11/15/26 (Tender 11/15/12) (4)	2,000	2,022
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (8)	3,500	3,276
Tobacco Settlement Fin. Corp., New York State, 5.00%, 6/1/16	5,150	5,851
Tobacco Settlement Fin. Corp., New York State 5.50%, 6/1/19 (6)	3,120	3,327
Tobacco Settlement Fin. Corp., New York State, 5.50%, 6/1/20	2,050	2,186
		221,733

North Carolina 2.7%

Cape Fear Public Utility Auth., Water & Sewer, 5.00%, 8/1/27	405	442
Charlotte, Douglas Int'l. Airport, 5.00%, 7/1/27	3,670	3,939
Charlotte, Water & Sewer, 5.00%, 7/1/27	1,000	1,110
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.14%, 1/15/38	10,300	10,300
North Carolina Eastern Municipal Power Agency, 5.00%, 1/1/26	4,400	4,672
North Carolina Eastern Municipal Power Agency 5.375%, 1/1/16	1,245	1,295
North Carolina Eastern Municipal Power Agency, 5.50%, 1/1/12	2,255	2,272
North Carolina Eastern Municipal Power Agency 6.00%, 1/1/18 (3)	7,860	9,329
North Carolina Eastern Municipal Power Agency, Series D 5.50%, 1/1/14	130	142
North Carolina Eastern Municipal Power Agency, Series F 5.50%, 1/1/14	3,600	3,927
North Carolina Municipal Power Agency No. 1, Catawba Electric 5.25%, 1/1/17	1,320	1,532

North Carolina Municipal Power Agency No. 1, Catawba Electric 5.50%, 1/1/13	1,280	1,350
Raleigh-Durham Airport Auth., 5.00%, 11/1/25	5,480	6,042
Union County, GO, 5.00%, 3/1/26	1,290	1,450
Union County, GO, 5.00%, 3/1/27	1,000	1,116
		48,918
North Dakota 0.1%		
Ward County, Trinity Health, 5.125%, 7/1/17	1,500	1,584
		1,584
Ohio 1.3%		
Columbus, Sewerage, 5.00%, 6/1/27	6,500	7,063
Franklin County, GO, 5.00%, 12/1/23 (15)	4,000	4,500
Ohio Air Quality Dev. Auth., PCR, FirstEnergy, 5.70%, 8/1/20	8,335	9,121
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health 5.25%, 1/1/23	2,000	2,168
		22,852
Oklahoma 0.4%		
Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32 (Prerefunded 2/1/12) (2)	1,305	1,369
Oklahoma Dev. Fin. Auth., PCR, Public Service, 5.25%, 6/1/14	2,870	3,061
Oklahoma Turnpike Auth., Series B1, 5.25%, 1/1/16 (Prerefunded 1/1/12) (2)(3)	280	282
Oklahoma Turnpike Auth., Series B2, 5.25%, 1/1/16 (Prerefunded 1/1/12) (2)(3)	2,005	2,022
Tulsa County IDA, Montereau, 6.875%, 11/1/23	1,300	1,323
		8,057
Oregon 0.5%		
Oregon DOT, 5.50%, 11/15/14 (Prerefunded 11/15/12) (2)	2,330	2,455

South Carolina 1.6%		
Charleston Water & Sewer, 5.125%, 1/1/13	1,000	1,055
Richland County, Int'l. Paper, 4.60%, 9/1/12	1,000	1,025
South Carolina Public Service Auth., 5.00%, 1/1/17 (1)	3,350	3,809
South Carolina Public Service Auth., 5.00%, 1/1/17 (Prerefunded 1/1/14) (2)(12)	6,500	7,107
South Carolina Public Service Auth., 5.00%, 1/1/20 (Prerefunded 1/1/13) (2)(12)	2,255	2,376
South Carolina Public Service Auth., 5.00%, 1/1/20 (12)	3,220	3,363
South Carolina Public Service Auth., Santee Cooper 5.00%, 1/1/17 (1)	3,000	3,504
South Carolina Transportation Infrastructure Bank 5.00%, 10/1/21 (3)	4,110	4,348
South Carolina Transportation Infrastructure Bank 5.50%, 10/1/15 (3)	1,240	1,244
Tobacco Settlement Management, Tobacco Industry 5.00%, 6/1/18	845	846
		28,677
South Dakota 0.1%		
South Dakota HEFA, Regional Health, 5.00%, 9/1/19	1,430	1,576
South Dakota HEFA, Regional Health, 5.00%, 9/1/21	1,000	1,092
		2,668
Tennessee 0.5%		
Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/13	2,000	2,086
Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/16	3,500	3,636
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/18	3,000	3,059
		8,781

Texas 13.7%

Arlington Independent School Dist., GO, 5.00%, 2/15/15	4,200	4,754
Austin, Public Improvement, GO, 5.00%, 9/1/17 (1)	3,300	3,679
Dallas Area Rapid Transit, 5.00%, 12/1/22	3,500	4,012
Dallas Area Rapid Transit, 5.00%, 12/1/25	8,065	8,990
Dallas Performing Arts Cultural Fac., VRDN, 0.14%, 9/1/41	900	900
Dallas/Fort Worth Airport, 5.50%, 11/1/17 (4)(5)	3,770	3,966
Dallas/Fort Worth Airport, 5.75%, 11/1/13 (4)(6)	3,235	3,249
Gregg County Health Fac. Dev. Corp., Good Shepherd Health VRDN, 0.17%, 10/1/29	3,460	3,460
Guadalupe-Blanco River Auth., IDRB, AEP Texas Central 5.625%, 10/1/17	1,800	1,976
Gulf Coast Waste Disposal Auth., Waste Management 4.55%, 4/1/12 (4)	5,800	5,835
Harris County Cultural Ed. Fac., Methodist Hosp. 5.25%, 12/1/16	1,500	1,724
Harris County Cultural Ed. Fac., Saint Luke's Episcopal Health 5.00%, 2/15/16	4,430	4,944
Harris County Cultural Ed. Fac., Saint Luke's Episcopal Health 5.00%, 2/15/17	3,665	4,109
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 7.00%, 12/1/27	1,500	1,686
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. 5.375%, 10/1/12 (10)	2,145	2,154
Houston, Airport, 5.00%, 7/1/14 (4)	3,600	3,874
Houston, Combined Utility, 5.25%, 5/15/14 (1)	7,000	7,781
Houston, Combined Utility, 5.25%, 5/15/22 (5)	2,550	2,762
Houston, Combined Utility, 5.25%, 5/15/25 (1)	1,440	1,560
Houston, GO, 5.00%, 3/1/22 (5)	5,930	6,560
Lower Colorado River Auth., 5.00%, 5/15/17	6,740	7,705
Lower Colorado River Auth., 5.75%, 5/15/28	1,400	1,511
Lower Colorado River Auth., 5.875%, 5/15/14 (5)	375	377

Matagorda County Navigation Dist. No. 1, AEP Texas Central PCR, 1.125%, 6/1/30 (Tender 6/1/12)	7,000	7,009
Mission Economic Dev. Corp., Waste Management 6.00%, 8/1/20 (Tender 8/1/13) (4)	5,000	5,345
North Texas Tollway Auth., Series A, 6.00%, 1/1/25	4,380	4,862
North Texas Tollway Auth., Series C, 6.00%, 1/1/25	3,690	4,153
San Antonio, 5.50%, 2/1/19 (Prerefunded 2/1/12) (2)	1,210	1,226
San Antonio, Obligated, 5.50%, 2/1/19 (Prerefunded 2/1/12) (2)	15	15
San Antonio Electric & Gas, 5.00%, 2/1/19	3,280	3,625
San Antonio Electric & Gas, 5.00%, 2/1/21	1,500	1,689
San Antonio Electric & Gas, 5.00%, 2/1/23	10,000	11,268
San Antonio Electric & Gas, 5.00%, 2/1/24	10,000	11,153
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Care 5.75%, 11/15/24	3,760	4,177
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Care 6.25%, 11/15/29	5,000	5,558
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/20	2,570	2,867
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/21	2,500	2,804
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/22	1,580	1,750
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/24	3,285	3,503
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/25	4,130	4,358
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/16	2,000	2,243
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/17	835	940
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/22	6,995	7,461

Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21	430	438
Texas A&M Univ. System, Series B, 5.00%, 5/15/25	2,400	2,615
Texas A&M Univ. System, Series D, 5.00%, 5/15/25	7,325	8,302
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.25%, 12/15/22	2,735	2,735
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.625%, 12/15/17	4,560	4,808
Texas Transportation Commission, Series A, 5.00%, 4/1/21	3,450	3,933
Texas Transportation Commission, Series A, 5.00%, 4/1/26	7,000	7,688
Texas Transportation Commission, Series B, 5.00%, 4/1/21	8,200	9,290
Texas Transportation Commission, Series B, 5.00%, 4/1/26	27,500	30,204
Travis County Health Fac. Dev. Corp., Westminster Manor 6.25%, 11/1/16	3,450	3,515
Univ. of Texas, 5.00%, 8/15/23, (Prerefunded 8/15/16) (2)	2,335	2,735
		249,837
Utah 0.1%		
Murray City, IHC Health, VRDN, 0.14%, 5/15/37	1,360	1,360
		1,360
Virgin Islands 0.1%		
Virgin Islands PFA, 5.25%, 10/1/20	1,000	1,029
		1,029
Virginia 3.4%		
Arlington County, Public Improvement, 5.00%, 5/15/17 (Prerefunded 5/15/15) (2)	445	509
Charles City County IDA, IDRB, Waste Management 6.25%, 4/1/27 (Tender 4/1/12) (4)	500	509
Chesterfield County Economic Dev. Auth., PCR, Virginia Electric & Power, 5.00%, 5/1/23	1,000	1,095

Washington 5.1%		
Central Puget Sound Regional Transit, 5.00%, 11/1/27 (3)	4,130	4,469
Energy Northwest, 5.50%, 7/1/13	4,000	4,336
Energy Northwest, 5.50%, 7/1/15 (1)	6,530	7,044
King County, GO, 5.00%, 1/1/23 (6)	6,380	6,962
Port of Seattle, 5.00%, 3/1/19 (1)	6,600	7,189
Port of Seattle, 5.00%, 3/1/25 (1)	2,050	2,164
Port of Seattle, 5.00%, 2/1/26 (7)	2,130	2,212
Washington, GO, 5.00%, 7/1/15 (16)	13,000	14,852
Washington, GO, 5.00%, 7/1/22	2,100	2,393
Washington, GO, 5.00%, 1/1/23 (Prerefunded 1/1/14) (2)(3)	6,605	7,059
Washington, GO, 5.00%, 7/1/23	4,600	5,153
Washington, GO, 5.00%, 7/1/26	11,750	12,920
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 7/1/23 (5)	3,565	3,990
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 6/1/29	4,855	5,098
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.00%, 7/1/19	1,045	1,128
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/21	1,500	1,630
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/22	2,000	2,144
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/23	2,580	2,735
		93,478
West Virginia 0.1%		
West Virginia, GO, 5.00%, 6/1/13 (6)	2,000	2,144
		2,144
Total Municipal Securities (Cost $1,740,669)		1,815,633

Total Investments in Securities

99.6% of Net Assets (Cost $1,740,669)	**$ 1,815,633**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Insured by National Public Finance Guarantee Corp.
(2) Prerefunded date is used in determining portfolio maturity.
(3) Insured by AMBAC Assurance Corp.
(4) Interest subject to alternative minimum tax
(5) Insured by Assured Guaranty Municipal Corp.
(6) Insured by Financial Guaranty Insurance Company
(7) Insured by XL Capital Assurance Inc.
(8) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $20,143 and represents 1.1% of net assets.
(9) Non-income producing
(10) Escrowed to maturity
(11) Insured by ACA Financial Guaranty Corp.
(12) Insured by Assured Guaranty U.S. Holdings
(13) In default with respect to payment of interest
(14) In default with respect to payment of principal and interest
(15) At October 31, 2011, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(16) When-issued security

CDA Community Development Administration/Authority
DOT Department of Transportation
EFA Educational Facility Authority
GAN Grant Anticipation Note
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFC Housing Finance Corp.
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
PFA Public Finance Authority/Agency
TECP Tax-Exempt Commercial Paper
VR Variable Rate; rate shown is effective rate at period-end.
VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of October 31, 2011, the fund held interest rate futures with cumulative unrealized loss of $114,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended October 31, 2011, the fund recognized $627,000 of realized gain on Futures and a $371,000 change in unrealized loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 5% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $421,285,000 and $277,107,000, respectively, for the year ended October 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of market discount at time of sale. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010, totaled $57,095,000 and $47,798,000, respectively, and were characterized as tax-exempt income for tax purposes. At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2011, the fund utilized $1,486,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2011, all expire in fiscal 2016. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period of time but must be used before capital loss carryforwards with expiration dates. Accordingly, it is possible that a substantial portion of the fund’s current capital loss carryforwards could expire unused.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Municipal Funds Inc. and Shareholders of T. Rowe Price Summit Municipal Intermediate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Intermediate Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $57,312,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1993	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board,
Chief Executive Officer, and Director, T. Rowe Price International;
Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[40]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit
Municipal Funds	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Vice President

Patricia S. Deford (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Kathryn A. Floyd, CFA (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price
Assistant Vice President

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Michael K. Sewell (1970)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011